Exhibit 99.1 SER-155 Phase 1b Readout September 12, 2024

Disclaimers Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements about the potential benefits of any of our products or product candidates; the ultimate safety and efficacy data of SER-155; study results; plans to seek FDA feedback; clinical data and clinical trials; our intentions related to the development of SER-155; our intention to seek Breakthrough Therapy Designation; the ability of live biotherapeutics to prevent or reduce infections; or the timing of any of the foregoing and other statements which are not historical fact. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: (1) we have incurred significant losses, are not currently profitable and may never become profitable; (2) our need for additional funding; (3) our history of operating losses; (4) the restrictions in our debt agreement; (5) our novel approach to therapeutic intervention; (6) our reliance on third parties to conduct our clinical trials and manufacture our product candidates; (7) the competition we will face; (8) risks associated with our clinical trials; (9) whether the FDA grants Breakthrough Therapy Designation; (10) our ability to protect our intellectual property; (11) our ability to retain key personnel and to manage our growth; and (12) risks related to the proposed transaction under the Purchase Agreement with Société des Produits Nestlé S.A for the sale of the VOWST business to SPN. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC, on August 13, 2024, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any such forward-looking statements represent management’s estimates as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication. Seres Therapeutics, Inc. © 2024 2 2

Disclaimers Important Information About the Transaction and Where to Find it In connection with the proposed transaction involving Seres Therapeutics, Inc. (“Seres”) and Société des Produits Nestlé S.A. (“SPN”), Seres filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). Seres may also file other relevant material with the SEC regarding the proposed transaction. Beginning on August 26, 2024, Seres mailed the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS OF SERES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SERES AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Seres with the SEC at the SEC’s website at www.sec.gov or from Seres at its website at ir.serestherapeutics.com. Participants in the Solicitation Seres and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Seres’ stockholders in connection with the proposed transaction is set forth in Seres’ definitive proxy statement for its stockholder meeting, which was filed with the SEC on August 26, 2024, at which the proposed transaction will be submitted for approval by Seres’ stockholders. You may also find additional information about Seres’ directors and executive officers in Seres’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 5, 2024, Seres’ Definitive Proxy Statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 5, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Seres Therapeutics, Inc. © 2024 3 3

SER-155 is designed to reduce life-threatening complications of allo-HSCT

SER-155

- **Investigational live oral biotherapeutic cultivated from clonal master cell banks**
- **Designed to prevent GI-derived bacterial bloodstream infections (BSIs) and other pathogen-associated complications**

Allo-HSCT treatment regimen and SER-155



Chemotherapy
Anti-infectives
1st SER-155 dosing
Allo-HSCT infusion
Increased risk of infection, GvHD
Additional SER-155 dosing
-14
0
+100 Days
Conditioning
Immunosuppression
Extensive GI microbiome disruption

- **Only ~60% survival** 3 years post-transplant
- **~10% transplant mortality** in first 100 days post-transplant
- **~80% of adult deaths in first 100 days caused by complications** of procedure; half of these due to infections and GvHD
- Complications have substantial impact: mortality, cost, hospital stay

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Seres Therapeutics, Inc. © 2024

Sources: CIBMTR 2023 US summary slides; Penack et al, *Blood Adv* 2020; Khan et al, *Blood* 2021; Peled et al, *NEJM* 2020; Stein-Thoeringer et al, *Science* 2019; Bleakley & Riddell, *Nat Rev Cancer* 2004

SERES THERAPEUTICS

SER-155 Phase 1b study evaluated safety, pharmacology, and efficacy in adult allo-HSCT recipients COHORT 1 COHORT 2 Open-label (n=15 enrolled) Placebo-controlled 1:1 (n=45 enrolled) SER-155 SER-155 Placebo results reported May 2023 results announced Sept. 2024 Primary Endpoints: Key Secondary Endpoints through HSCT Day 100: • Safety and tolerability • Incidence of bloodstream infections (BSI), GI infections, and acute GvHD ≥ Grade 2 • SER-155 bacterial strain engraftment • Incidence and duration of febrile neutropenia • Bacterial pathogen abundance Received US FDA Fast Track Designation in December 2023; Intend to pursue Breakthrough Therapy designation Seres Therapeutics, Inc. © 2024 5

Cohort 2 patient disposition ITT Safety mITT-1 SER-155 n = 23 n = 21 n = 20 -2 randomized untreated -1 consent withdrawal mITT-1 population studied for efficacy Safety mITT-1 ITT Placebo n = 19 n = 14 n = 22 -3 randomized untreated -3 disease progression -1 transplant delay -1 consent withdrawal ITT (intent-to-treat): all enrolled subjects Seres Therapeutics, Inc. © 2024 6 Safety: all subjects receiving any amount of drug st m-ITT1 (modified intent-to-treat 1): all subjects who received study drug in 1 course and underwent HSCT

Cohort 2 demographics: Representative of the allo-HSCT population • Median age: 63 years Demographics • Gender: 50% male, 50% female • Ethnicity: 88% white • Most common diagnosis: acute myeloid leukemia (AML): 38% Cancer Diagnosis • Other common diagnoses: acute lymphocytic leukemia (ALL), myelodysplastic syndrome, myeloproliferative neoplasia • 91% received peripheral blood • 62% received stem cells from a non-relative Transplant • 59% HLA-matched unrelated donor • 79% underwent a reduced intensity conditioning (RIC) regimen • 79% received post-transplant cyclophosphamide (PTCy) for GvHD prophylaxis in Cohort 2 vs. 18% in Cohort 1 GvHD Prophylaxis o SER-155 arm: 70% (14/20) o Placebo arm: 93% (13/14) Seres Therapeutics, Inc. © 2024 7 mITT-1 (n=34) Safety (n=40)

Patient Safety: Cohort 2 SER-155 was generally well tolerated with no treatment-related SAEs • All but one subject in the placebo arm experienced at least 1 TEAE • Most common for SER-155 treated subjects (≥50% and with Δ ≥5% greater than placebo): Treatment-emergent diarrhea (86% vs. 74% placebo), nausea (62% vs. 53% placebo) adverse events • 1/40 (3%) subject experienced a TEAE leading to treatment discontinuation (active = 0; placebo = 1) (TEAEs) • 3/40 (8%) subjects experienced a TEAE leading to study discontinuation (active = 1; placebo = 2) • 19/40 (48%) subjects experienced an SAE: 11/21 (52%) SER-155-treated subjects vs. 8/19 (42%) placebo-treated subjects; none considered related to SER-155 (no SUSARs) Serious adverse events o Most common SAE SOC: infections & infestations (24% active vs. 37% placebo) (SAEs) o 3 deaths prior to Day 100 (active = 1; placebo = 2), 1 death after Day 100 (active), none considered related to SER-155 Adverse events of • AESIs (bloodstream infections, GI infection, invasive infection): 14/40 (35%) subjects special interest • Rates of AESIs were lower in SER-155 arm vs placebo arm (29% vs 42% respectively) (AESIs) • No SER-155 species were identified in culture from any subject Seres Therapeutics, Inc. © 2024 8

Efficacy: SER-155 administration favorable with significant* reduction in both bacterial BSIs and systemic antibiotic exposure; lower febrile neutropenia

Secondary Efficacy

Bloodstream infections	**Significant decrease** in bacterial bloodstream infections in SER-155-treated subjects vs. placebo
Febrile neutropenia	**Numerically lower incidence rate** of febrile neutropenia in SER-155-treated subjects vs. placebo
GI infections	**All GI infections were CDI****; 4 subjects in SER-155-treated (20%) and 2 subjects in placebo (14.3%) developed GI infections from HSCT Day 0-100
Acute GvHD	**No subjects in either arm** developed ≥ Grade 3 acute GvHD; 2 subjects in each arm developed Grade 2 acute GvHD

Exploratory Efficacy

Antibacterial / antimycotic exposure	**Significantly lower** mean cumulative exposure (days) to systemic antibacterials / antimycotics for SER-155-treated subjects vs. placebo **Significantly lower** cumulative exposure rate to systemic antibacterials / antimycotics for SER-155-treated subjects vs. placebo

* no multiplicity adjustments were applied
** CDI: *C. difficile* infection

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Seres Therapeutics, Inc. © 2024

SERES THERAPEUTICS™

Bloodstream infections from HSCT Day 0 to Day 100: Lower incidence in SER-155 treated subjects vs. placebo Bloodstream infections from Day 0 SER-155 Placebo to Day 100 n=20 n=14 (# patients) n (%) n (%) Subjects with confirmed BSI 2 (10.0%) 6 (42.9%) 95% confidence interval (1.2, 31.7) (17.7, 71.1) mITT-1 population Odds ratio 0.15 95% confidence interval (0.01, 1.13) p-value 0.0423 Organisms in SER-155 patients: Finegoldia magna; E. coli/Strep mitis Organisms in placebo patients: E.coli; Enterococcus faecium/staph haemolyticus/Candida krusei; Staph aureus; Staph haemolyticus; Pseudomonas aeruginosa; E coli • CI: 95% 2-sided Clopper-Pearson confidence interval of incidence is applied Seres Therapeutics, Inc. © 2024 10 • Odds ratio: for incidence between treatment groups (SER-155 and placebo) with 95% 2-sided confidence interval and the corresponding p-value calculated based on the Fisher’s Exact test

Febrile neutropenia from HSCT Day 0 to Day 100: Lower incidence in SER-155 treated subjects vs. placebo Febrile neutropenia from Day 0 to SER-155 Placebo Day 100 n=20 n=14 (# patients) n (%) n (%) Subjects with FN 13 (65.0) 11 (78.6) 95% confidence interval (40.8, 84.6) (49.2, 95.3) mITT-1 population Odds ratio 0.51 95% confidence interval (0.07, 2.99) p-value 0.4674 • CI: 95% 2-sided Clopper-Pearson confidence interval of incidence is applied Seres Therapeutics, Inc. © 2024 11 • Odds ratio: for the incidence between treatment groups (SER-155 vs. placebo) with 95% 2-sided confidence interval and the corresponding p-value are calculated based on the Fisher’s Exact test

Cumulative exposure to systemic antibacterials / antimycotics through HSCT Day 100: Lower incidence in SER-155 treated subjects vs. placebo Cumulative Antibacterial or SER-155 Placebo Antimycotic Exposure n=20 n=14 (HSCT Days) n (%) n (%) Mean (SD) 9.2 (5.44) 21.1 (20.31) Median 9.0 14.0 Min, Max 0, 19 0, 74 mITT-1 population Mean Difference (95% CI) -11.9 (-23.85, -0.04) p-value 0.0494 • Cumulative exposure is the sum of all days a subject received systemic antibacterials and/or antimycotics between HSCT Day 0 through Day 100; counting once per day regardless of number of agents taken Seres Therapeutics, Inc. © 2024 12 • 95% confidence interval and p-value based on independent samples t-test of the difference in mean days between SER- 155 and placebo

Cumulative exposure rate to systemic antibacterials / antimycotics through HSCT Day 100: Lower incidence in SER-155 treated subjects vs. placebo

Cumulative Antibacterial or Antimycotic Exposure Rate (% of days)	SER-155 n=20 n (%)	Placebo n=14 n (%)
Mean (SD)	0.090 (0.0530)	0.305 (0.2898)
Median	0.089	0.244
Min, Max	0.00, 0.18	0.00, 0.90

Mean Difference (95% CI)	**-0.2 (-0.38, -0.05)**
p-value	**0.0163**

mITT-1 population

- Cumulative exposure rate is calculated as the sum of all days a subject received systemic antibacterials and/or antimycotics on or after HSCT Day 0 (counting once per day, regardless of number of antibacterial/antimycotic medications taken in a day) through HSCT Day 100 over the total number of days a subject was on the study from HSCT Day 0 to the earliest of EOS, or HSCT Day 100
- 95% confidence interval and p-value are based on independent samples t-test of the difference in mean days or mean rate of cumulative exposure between SER-155 and Placebo

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Seres Therapeutics, Inc. © 2024
SERES THERAPEUTICS™

SER-155 Strain Engraftment: Primary objective achieved - drug bacteria strain engraftment was robust and as expected • The majority of SER-155 strains were present at start of HSCT conditioning and durable through chemotherapy exposure • Engraftment decreased but was detectable post- neutrophil recovery, suggesting sustained engraftment, even under unfavorable GI conditions (e.g., antibiotic exposure), and through period of greatest BSI susceptibility • The second course of SER-155 was effective at increasing strain engraftment following transplant & neutrophil recovery, with engraftment durable out to day 100 following transplant • Cohort 1 and Cohort 2 engraftment magnitude and kinetics had high congruence Seres Therapeutics, Inc. © 2024 14

Pathogen Domination: Prevalence in SER-155 Cohort 2 was substantially lower relative to Historical Control Cohort



SER-155
1st Course
HSCT Day 0
Post Neutrophil
Recovery
Subjects with Domination (%)
0
10
20
30
N = 108
18
107
18
108
14
SER-155 Cohort 2
MSKCC Historical Control Cohort3

- SER-155 was designed to reduce pathogen domination that has been associated with risk of BSIs and other negative clinical outcomes[1]
- In Cohort 2, the ability to detect pathogen domination[2] (i.e., relative abundance in the GI ≥30%) in the placebo arm, and differences between the study arms, was constrained due to the limited number of placebo stool samples and an imbalance in the number of available stool samples between the arms
- Observed pathogen domination events were low in the placebo and SER-155 arms with no significant differences observed
- Pathogen domination was substantially lower in SER-155 Cohort 2 compared to Historical Control Cohort[3]

1 - Peled et al, NEJM 2020; Stein-Thoeringer et al, Science 2019; Kusakabe et al, BBMT 2020
2 - Bacteria in the families: ESKAPE (Enterococcaceae, Enterobacteriaceae & Staphylococcaceae) & Streptococcaceae; domination defined as ≥30% relative abundance in the GI
3 - Subjects that are sampled at similar time points as SER-155 Phase 1b subjects; microbiome data produced using same protocols as SER-155 Phase 1b subjects

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Seres Therapeutics, Inc. © 2024
SERES THERAPEUTICS

Summary and Next Steps Seres to engage with FDA on advancement Phase 1 results support Seres’ strategy to of SER-155 allo-HSCT program pursue SER-155 and other live biotherapeutics for prevention of serious bacterial infections • Intend to evaluate SER-155 in additional patient • Seek Breakthrough Therapy designation given populations with high risk of serious bacterial high unmet medical need associated with infections bloodstream infections • Opportunities to address multiple medically • Pursue additional designations (Orphan Drug vulnerable patient groups with SER-155 and designation, Qualified Infectious Disease Product) additional pipeline programs Seres Therapeutics, Inc. © 2024 16